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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each of First Charter Corporation, and the several undersigned Officers and Directors thereof whose signatures appear below, hereby makes, constitutes and appoints Lawrence M. Kimbrough and Robert O. Bratton, and each of them acting individually, its, and his true and lawful attorneys, with power to act without any other and with full power of substitution, to execute, deliver and file in its, and his name and on its, and his behalf, and in each of the undersigned Officer's and Director's capacity or capacities as shown below, (a) a Registration Statement on Form S-4 (or other appropriate form) with respect to the registration under the Securities Act of 1933, as amended (the "Securities Act"), of a number of shares of common stock of First Charter Corporation to be issued in exchange for the outstanding shares of common stock of Carolina First BancShares, Inc. not owned by First Charter Corporation upon consummation of the proposed merger of Carolina First BancShares, Inc. with and into First Charter Corporation (hereinafter collectively referred to as the "Securities"), and any and all documents in support thereof or supplemental thereto and any and all amendments, including any and all pre-effective and post-effective amendments, to the foregoing (hereinafter collectively called the "Registration Statement"); and (b) such registration statements, petitions, applications, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, as may be necessary or advisable to qualify or register the Securities covered by said Registration Statement under such securities laws, regulations and requirements as may be applicable; and each of First Charter Corporation and said Officers and Directors hereby grants to said attorneys, and to each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorneys or attorney may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as First Charter Corporation might or could do, and as each of said Officers and Directors might or could do personally in his capacity or capacities as aforesaid, and each of First Charter Corporation and said Officers and Directors hereby ratifies and confirms all acts and things which said attorneys or attorney might do or cause to be done by virtue of this power of attorney and its, or his signature as the same may be signed by said attorneys or attorney, or any of them, to any or all of the following (and/or any and all amendments and supplements to any or all thereof): such Registration Statement under the Securities Act and all such registration statements, petitions, applications, consents to service of process and other instruments, and any and all documents in support thereof or supplemental thereto, under such securities laws, regulations and requirements as may be applicable.

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         IN WITNESS WHEREOF, First Charter Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned Officers and Directors in the capacity or capacities noted has hereunto set his hand as of the date indicated below.


                                       FIRST CHARTER CORPORATION


                                       By: /s/ LAWRENCE M. KIMBROUGH
                                           -------------------------------------
                                           (Lawrence M. Kimbrough)
                                           President and Chief Executive Officer

Dated January 18, 2000

Signature                              Title                       Date
---------                              -----                       ----

/s/ LAWRENCE M. KIMBROUGH
---------------------------  President, Chief Executive       January 18, 2000
    (Lawrence M. Kimbrough)  Officer and Director
                             (Principal Executive Officer)


/s/ ROBERT O. BRATTON
---------------------------  Executive Vice President         January 18, 2000
    (Robert O. Bratton)      Principal Financial Executive
                             (Principal Accounting Officer)

/s/ WILLIAM R. BLACK
---------------------------  Director                         January 18, 2000
    (William R. Black)


/s/ MICHAEL E. COLTRANE
---------------------------  Director                         January 18, 2000
    (Michael E. Coltrane)


/s/ J. ROY DAVIS, JR.
---------------------------  Director                         January 18, 2000
    (J. Roy Davis, Jr.)


/s/ JOHN J. GODBOLD, JR.
---------------------------  Director                         January 18, 2000
    (John J. Godbold, Jr.)


/s/ CHARLES F. HARRY, III
---------------------------  Director                         January 18, 2000
    (Charles F. Harry, III)



---------------------------  Director                         January 18, 2000
    (Jerry E. McGee)



---------------------------  Director                         January 18, 2000
    (Frank H. Hawfield, Jr.)


/s/ HUGH H. MORRISON
---------------------------  Director                         January 18, 2000
    (Hugh H. Morrison)


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/s/ THOMAS R. REVELS
---------------------------  Director                         January 18, 2000
(Thomas R. Revels)





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